USAA                         USAA MUTUAL FUND, INC.
EAGLE                          S&P 500 Index Fund
LOGO
                          SUPPLEMENT DATED MARCH 17, 1999
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1998


Under the heading "Administrator," the following language has been inserted after the second paragraph on page 18 of the Statement of Additional Information.

         Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust Corporation has entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking, and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Portfolio's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control the operations of Bankers Trust. Bankers Trust believes that, under this new arrangement, the services provided to the Fund and the Portfolio will be maintained at their current level.






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